UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 2, 2006
                        (Date of Earliest Event Reported)


                        GLOBAL CASH ACCESS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                          001-32622               20-0723270
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)


       3525 East Post Road, Suite 120
       Las Vegas, Nevada                                               89120
      (Address of Principal Executive Offices)                        (Zip Code)


                                 (800) 833-7110
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results Of Operations And Financial Condition.

         On November 2, 2006, Global Cash Access Holdings, Inc. issued a press release announcing its results of operations for the third quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit
99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits

      Exhibit No.     Document
         99.1         Press Release announcing results of operations for the
                      third quarter ended September 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GLOBAL CASH ACCESS HOLDINGS, INC.

Date:  November 2, 2006                By:  /s/  Harry C. Hagerty
                                            ------------------------------------
                                       Harry C. Hagerty, Chief Financial Officer